UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2005

CAMBRIDGE DISPLAY TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51079	13-4085264
(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Cambridge Display Technology Limited 2020 Cambourne Business Park Cambourne, Cambridge, England	CB3 6DW
(Address of Principal Executive Offices)	(Zip Code)

011 44 1223 723555

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 8, 2005, Cambridge Display Technology, Inc. (“the Company”) issued a press release regarding the Company’s financial results for its fiscal quarter and year ended December 31, 2004. The full text of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press release dated March 8, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2005

CAMBRIDGE DISPLAY TECHNOLOGY, INC.

By:	/s/ Michael Black
Name:	Michael Black
Title:	Vice-President, Finance, and Assistant Secretary

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